EXHIBIT 10.1

                                                            [EXECUTION COPY]

                         OPTION EXERCISE AND
                    LENDING COMMITMENT AGREEMENT

                             by and among

                      NEXTEL COMMUNICATIONS, INC.

                                 and

                         DIGITAL RADIO, L.L.C.

                       Dated as of June 16, 1997

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                             OPTION EXERCISE AND
                         LENDING COMMITMENT AGREEMENT

         This Option Exercise and Lending Commitment Agreement (this "Agreement") is entered into as of June 16, 1997, by and among Nextel Communications, Inc., a Delaware corporation (the "Company"), and Digital Radio, L.L.C., a Washington limited liability company ("Investor").

         Unless the context otherwise requires, terms capitalized and not otherwise defined in context have the meanings set forth or cross-referenced in
Article 8 of this Agreement.

                                Recitals

          A. Investor has the right under an Option Agreement (First Tranche) dated as of July 28, 1995 to purchase up to 15 million shares of Common Stock of the Company.

          B. Subject to the terms and conditions of this Agreement, Investor has agreed to exercise in full such option, and the Company has agreed to issue to Investor contingent rights to acquire additional shares of Common Stock.

          C. Subject to the terms and conditions of this Agreement, Investor has also agreed to lend up to $50 million to the Company, and the Company has agreed to end the lock-up imposed on certain shares Common Stock owned by, or which may be acquired by, Investor and its Affiliates.

          D. Simultaneously with the execution and delivery of this Agreement, Option Acquisition, L.L.C. ("Option Acquisition"), which is also controlled by Craig O. McCaw ("Individual") is entering into an Option Purchase Agreement with the Company and Unrestricted Subsidiary Funding Company (the

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"Option Purchase Agreement") that, among other things, entitles Option Acquisition to acquire two options to purchase up to 25 million shares of Common Stock (the "New Options").

                               Agreement

      NOW THEREFORE, in consideration of the recitals and the mutual covenants of this Agreement, the parties agree:


      Article 1.  Commitment to Exercise Option and Issuance of CEI.

          1.1 Commitment to Exercise Option. The Option Agreement (First Tranche) issued by the Company to Investor on July 28, 1995 (the "First Option") will be exercised, in full, at the Closing.

          1.2 Payment for CEI. Upon the execution and delivery hereof, Investor shall pay the Company $1,610 in cash, as payment in full of the purchase price for the CEI (as described in Section 1.3 below), and the Company, shall issue and deliver the CEI to Investor.

          1.3 Issuance of CEI. Upon the execution and delivery hereof, the Company shall issue to Investor a Contingent Equity Instrument substantially in the form of Exhibit A (the "CEI") that is potentially exercisable at and after the Closing until July 28, 1999 for up to that number of shares as determined at the Closing in accordance with Exhibit B; provided, that if the CEI would (under Exhibit B) be exchangeable for zero shares, the CEI shall expire automatically and shall be of no further force or effect at the Closing, and shall be delivered by the Investor at the Closing to the Company for cancellation. The CEI, when issued, will be free and clear of all Encumbrances (other than as expressly provided in this Agreement or the CEI).

          1.4 Pre-Closing. Upon obtaining the Noteholder Consents, the Company will notify Investor (and will provide confirmation from the Trustee of the receipt of such Consents and copies of the related supplemental indentures) and Investor will promptly execute and deliver to the Company the exercise notice

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for the First Option in the form attached to the First Option (the "Exercise Notice").

          1.5 Closing. (a) The closing of the exercise of the First Option and the determination of the number of shares of Common Stock issuable upon exercise of the CEI (the "Closing") is to occur after all of the conditions (assuming all such conditions have been fulfilled or waived) set forth in
Article 2 have either been fulfilled or waived, but in no event later than Monday, July 28, 1997. At the Closing,

                 (i) Investor will pay, by wire transfer of immediately available funds to an account designated in writing by the Company, $232,500,000 to exercise the First Option;

                 (ii) if the proviso of the first sentence of Section 1.3 applies, Investor will deliver the CEI to the Company for cancellation; in any other case, Investor and the Company shall execute and deliver a written instrument confirming the number of shares issuable upon exercise of the CEI determined in accordance with Exhibit B, which written instrument shall be attached to the CEI;

                 (iii) the Company will cause its transfer agent to issue to investor a certificate for 15,000,000 shares of Common Stock; and

                  (iv) at the request of either party, the parties will execute and deliver any agreements or other documents necessary to evidence the satisfaction or, if appropriate, the waiver of any conditions to Closing set forth in Article 2.

          (b) If no request is made under Section 1.5(a)(iv), the consummation of the Transactions described in Section 1.5(a) is conclusive evidence that the parties consider that all conditions to Closing have been satisfied or the appropriate party or parties have waived the failure of a condition to be satisfied and neither party after such Closing shall be allowed to assert non-satisfaction or invalid waiver of any of such conditions for any purpose. The preceding sentences shall not apply to the extent that a party intentionally conceals facts or

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intentionally misrepresents facts that, if disclosed, would have resulted in one or more conditions to the other party's obligations not having been satisfied.

          1.6   Legend.   The shares certificate issued to Investor at the
Closing as contemplated in Section 1.5(a)(iii), and any instrument(s) or certificate(s) representing the CEI (or any part thereof, including any shares issued upon exercise of any part of the CEI) shall bear the following legend, together with any and all other legends as may be required pursuant to applicable law (and the Company may issue appropriate corresponding stop transfer instructions to any transfer agent for any of such securities):

          The securities represented by this certificate or instrument have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state law and may not be transferred, sold or otherwise disposed of in the absence of an effective registration under the Act or such laws or an opinion of counsel reasonably satisfactory to the Company that such registration is not required under the Act or such laws and the rules and regulations promulgated thereunder.

          The securities represented by this certificate or instrument are subject to certain restrictions on transfer and voting as set forth in the Securities Purchase Agreement, dated as of April 4, 1995, as amended, a copy of which is on file at the principal executive offices of the Company. Any registration of transfer of such securities on the books of the Company will be subject to compliance with such restrictions.

          1.7    Stamp Tax.   The Company shall pay all stamp and other taxes,
if any, which may be payable in respect to the issuance, sale and delivery to Investor of the CEI and shall save Investor harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

     Article 2. Conditions to Closing.

          2.1 Conditions to Each Party's Obligations. The obligations of each party to consummate the transactions

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contemplated by this Agreement and the other Transaction Agreements to be executed and delivered at or prior to the Closing are subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part by the party benefited thereby, to the extent permitted by applicable Law:

          (a) No Injunction. There is no pending or threatened injunction or Order of any Governmental Authority prohibiting consummation of any Transaction or performance of any party's obligations hereunder or under any other Transaction Agreement, or prohibiting Individual from enabling or causing Investor to perform its obligations hereunder.

          (b) Motorola Consent Motorola Consent. The consent of Motorola, Inc. ("Motorola") to the Transactions granted by the letter dated April 10, 1997 from the Company to Motorola has not been revoked.

          (c) Issuance of New Options. The New Options shall have been issued to Option Acquisition pursuant to the Option Purchase Agreement.

          2.2 Conditions to Investor's Obligations. Investor's obligation to consummate the Transactions is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part by Investor, to the extent permitted by applicable
Law:

          (a) Representations and Warranties True. The representations and warranties of the Company in this Agreement were true in all material respects when made and, in the case of the Basic Representations only, are true in all material respects at the time of the Closing with the same effect as though such Basic Representations had been made at such time, except for (i) changes resulting from the consummation of the Transactions, and (ii) representations and warranties that speak as of a specific date other than the Closing Date (which need be correct only as of such other date). The Company shall deliver an officer's certificate dated the Closing Date confirming that the conditions set forth in this Section 2.2(a) are satisfied on the Closing Date.

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          (b) Performance. The Company has conformed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Closing.


          (c) Noteholder Consents Noteholder Consents. The consents of the holders of each outstanding issue of Notes required to amend the Indentures as described in the Consent Solicitation Statement dated April 14, 1997 as amended by the Supplemental Consent Solicitation Statement dated June 4, 1997 (collectively, the "Consent Solicitation Materials") shall have been obtained on the terms described in the Consent Solicitation Materials and such amendments shall have become operative. Such consents are referred to herein as the "Noteholder Consents." Exercise Notice has been given and the Noteholder Consents are in effect.

          2.3  Conditions to the Company's Obligations.   The Company's
obligation to consummate the Transactions is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part by the Company, to the extent permitted by applicable Law:

          (a) Representations and Warranties True.
The representations and warranties of Investor in this Agreement were true in all material respects when made and are true in all material respects at the time of the Closing with the same effect as though such representations and warranties had been made at such time, except for (i) changes resulting from the consummation of the Transactions and (ii) representations and warranties that speak as of a specific date other than the Closing Date (which need be correct only as of such other date). Investor shall deliver a certificate of its officers or other authorized representatives dated the Closing Date confirming that the conditions set forth in this Section 2.3(a) are satisfied on the Closing Date.

          (b) Performance. Investor has performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Closing.

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          (c) Noteholder Consents. The Noteholder Consents shall have been obtained on terms described in the Consent Solicitation materials and the related amendments described in the Consent Solicitation Materials shall have become operative.

          Article 3.  Representations and Warranties of the Company.

          The Company hereby represents and warrants to Investor that except as set forth in the Company Disclosure Statement:

          3.1 Corporate Status. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate or other power and authority to own or lease and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into and to carry out the
provisions of this Agreement and  the  other   Transaction   Agreements  and
consummate  the   transactions contemplated hereby and thereby.

          (b) On the date hereof, the Company is duly qualified and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be in good standing or so qualified would not, individually or in the aggregate, have a material adverse effect on the Business Condition of the Company and its Subsidiaries taken as a whole.

          3.2 Power and Authority. The Company has the corporate power and authority to execute and deliver, and to perform its obligations under, this Agreement and the other Transaction Agreements. The Company has taken all necessary corporate action to authorize this Agreement and the other Transaction Agreements and its execution, delivery and performance of this Agreement and the other Transaction Agreements. This Agreement has been and, when executed, each of the other Transaction Agreements will have been, duly executed and delivered by the Company and constitutes, or will constitute, a valid and binding agreement of the Company enforceable against the Company in accordance with its
terms,  except  as  may  be limited  by  applicable  bankruptcy,   insolvency,
reorganization, moratorium and other similar laws of general application which

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may affect the enforcement of creditors' rights generally and by general equitable principles.

          3.3 Non-Contravention. (a) On the date hereof, the Company is not in violation of any term of its charter, by-laws or other organizational documents.

          (b) Except as set forth in the Company Disclosure Statement, and based on the Permitted Assumptions, the execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions in accordance with the terms hereof and thereof will not result in any violation of or conflict with, constitute a default (with or without notice or the lapse of time) under, or give rise to a right of termination, cancellation, acceleration of, or a right to put, or compel a tender offer for, outstanding securities under, or result in the imposition of any Encumbrance under, or require any consent under, or require any payment by the Company to any other Person pursuant to any term of (i) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (ii) any
note,  bond, debt instrument,   mortgage,  indenture  or  other  agreement  or
instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound or, (iii) except as set forth in Section 3.4, any Law or Order, by which the Company or any of its Subsidiaries may be bound, except where such violation, conflict or default, right of termination, cancellation or acceleration, put or similar right, imposition of an Encumbrance, failure to obtain such consent or the amount of such required payment, individually or in the aggregate, would not have a material adverse effect on (X) the Business Condition of the Company and its Subsidiaries taken as a whole or (Y) the ability of the Company to perform its obligations under this Agreement and the Transaction Agreements.

          3.4 Consents and Approvals. (a) Based on the Permitted Assumptions, the Company Disclosure Statement lists as of the date hereof (i) all Authorizations that, to the knowledge of the Company, are required to be made, filed, given or obtained by the Company and any of its Subsidiaries with, to or from any Governmental Authority in connection with the Transactions contemplated to occur at or prior to the Closing and (ii) all consents, approvals and waivers required to be given by, or obtained from, any other Persons to or by the Company and any of

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its Subsidiaries in connection with the consummation of the Transactions contemplated to occur at or prior to the Closing other than those Authorizations, consents, approvals and waivers as to which the failure to make, file, give or obtain, individually or in the aggregate, would not have a material adverse effect on (X) the Business Condition of the Company and its Subsidiaries, taken as a whole, or (Y) the ability of the Company to perform its obligations under this Agreement and the other Transaction Agreements.

          (b) Based on the Permitted Assumptions, the Company and each of its Subsidiaries has made, filed, given or obtained all Authorizations and has been given or obtained all consents, approvals or waivers necessary as of the date hereof for the Company to perform its obligations under this Agreement and the other Transaction Agreements at or prior to the Closing.

          3.5 Reports and Information. (a) As of the date hereof, the Company has filed all reports required to be filed with the SEC in the period from January 1, 1997 to the date hereof, including the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (collectively, the "Company SEC Reports"), and has furnished or made available to Investor true and complete copies of all the Company SEC Reports. None of the Company SEC Reports, as of their respective dates (as amended through the date hereof), contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All of the Company SEC Reports, as of their respective dates (as amended through the date hereof), complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations thereunder.

          (b) As of the date hereof, the Company has not received notice of any pending investigation of the Company by the SEC.

          (c) The Company's audited consolidated financial statements (including the balance sheet, statement of operations and statement of cash flows, and, in each case, the related footnotes thereto) as of December 31, 1996 or for the twelve months then ended, as appropriate (the "Audited Statements"), are

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contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and the Company's unaudited consolidated financial statements (including the balance sheet, statement of operations and statement of cash flows and, in each case, the related footnotes thereto) as of March 31, 1997 or for the quarter then ended, as appropriate (the "Unaudited Statements", and collectively with the Audited Statements, the "Company Financial Statements"), are contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997. The balance sheet as of March 31, 1997 included in such Unaudited Statements presents fairly, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of March 31, 1997, and each of the other related statements included in such Company Financial Statements present fairly, in all material respects, the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries for the respective periods thereof, all in conformity with generally accepted accounting principles consistently applied during the periods involved except as otherwise noted therein and subject, in the case of the Unaudited Statements, to year end audit adjustments and the absence of footnotes.

          3.6 Capitalization. (a) As of March 31, 1997, the authorized capital stock of the Company consists of 613,883,948 shares of capital stock divided into 6 classes as follows: (i) 515,000,000 shares of Nextel Class A Common Stock of which 225,533,547 shares were outstanding (including 1,547,158 shares held in treasury), (ii) 35,000,000 shares of Nextel Class B Non-Voting Common Stock of which 17,880,000 shares were outstanding, (iii) 26,941,933 shares of Class A Convertible Redeemable Preferred Stock of which 8,163,265 shares were outstanding, (iv) 82 shares of Class B Convertible Redeemable Preferred Stock all of which were outstanding, (v) 26,941,933 shares of Class C Convertible Redeemable Preferred Stock none of which were outstanding, and
(vi) 10,000,000 shares of Preferred Stock, par value $.01 per share none of which were outstanding.

          (b) All shares of Common Stock outstanding on the date hereof are duly authorized, validly issued, fully paid and nonassessable.

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          (c) When issued in accordance with the CEI or when issued upon exercise of the First Option in accordance with its terms, as the case may be, the shares of Common Stock issuable upon exercise of the CEI and the shares of Common Stock issuable upon exercise of the First Option, as appropriate, will be duly authorized, validly issued, fully paid and nonassessable.

          3.7 Material Facts. Except as and to the extent reflected or reserved against in the Company Financial Statements or as indicated in the Company Disclosure Statement, none of the Company nor any Subsidiary of the Company has, as of the date hereof, any material liabilities or obligations (of the types that, in accordance with generally accepted accounting principles, are required to be reflected or reserved against in the Company Financial Statements) of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due, for the periods covered thereby.

          3.8 Brokers and Finders. Except for the fees and expenses payable to Morgan Stanley & Co. Incorporated, incurred with respect to certain financial advice provided to the Company in connection with the Transactions (which fees and expenses shall be the sole obligation of, and shall be paid by, the Company), neither the Company nor any of its Subsidiaries has employed any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

          3.9 Permitted Assumptions. Each of the representations and warranties above that are identified as being made "based on the Permitted Assumptions" shall be deemed to be made on the assumption that (a) Investor is, and at all times shall continue to be, controlled by Individual, and (b) the consent of Motorola described in Section 2.1(b) shall continue in full force and effect and shall not have been amended, modified or revoked. Such assumptions are referred to herein as the "Permitted Assumptions."

          Article 4.  Representations and Warranties of Investor.

          Investor represents and warrants to the Company that, except as set forth in the Investor Disclosure Statement:

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          4.1 Status, Power and Authority. Investor is a limited liability company duly formed and validly existing under the laws of the State of Washington and has all requisite corporate or other power and authority to own or lease and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement and each of the other Transaction Agreements to which it is a party and to carry out the provisions of this Agreement and the other Transaction Agreements to which it is a party and consummate the Transactions. Investor has paid all taxes, fees and similar amounts due to the State of Washington and has prepared and filed with the appropriate authorities of the State of Washington all reports, returns and similar items as required by, and is substantially in compliance with, the requirements of applicable laws. To Investor's knowledge, there are no existing conditions or circumstances that could result in the revocation of Investor's status, qualification or existence as a limited liability Company under the laws of the State of Washington. Investor is duly qualified and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be in good standing or so qualified would not, in the aggregate, have a material adverse effect on the ability of Investor or any of its Affiliates to perform its obligations under this Agreement or any other Transaction Agreement to which it is a party.

          4.2 Non-Contravention. (a) The execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions in accordance with the terms hereof and thereof by Investor and by each Affiliate of Investor who is a party thereto will not result in any violation of or conflict with, constitute a default (with or without notice or the lapse of time) under, or give rise to a right of termination, cancellation, or acceleration of, or result in the imposition of any Encumbrance under, or require any consent (other than such consents as are listed in the Investor Disclosure Statement), under, any term of (i) the limited liability company or operating agreement of Investor, or (ii) any note, bond, debt instrument, mortgage, indenture or other agreement or instrument or, except as set forth in
Section 4.3, any Law or Order, by which Investor or any such Affiliate of Investor may be bound, except where such violation, conflict or

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default, right of termination, cancellation or acceleration, imposition of an Encumbrance or failure to obtain such consent, individually or in the aggregate, would not have a material adverse effect on the ability of Investor or any such Affiliate of Investor to perform its obligations under this Agreement and the other Transaction Agreements to which it is a party.

          (b) Each consent identified on the Investor Disclosure Statement has been obtained and is in full force and effect.

          4.3 Consents and Approvals. (a) The Investor Disclosure Statement lists (i) all Authorizations that to the knowledge of Investor are required to be made, filed, given or obtained by Investor or its Affiliates with, to or from any Governmental Authority in connection with the Transactions contemplated to occur at or prior to the Closing to which it is a party and (ii) all consents, approvals and waivers required to be given by, or obtained from, any other Persons to or by Investor or its Affiliates in connection with the consummation of any of the other Transactions contemplated to occur at or prior to the Closing to which it is a party, other than those Authorizations, consents, approvals and waivers as to which the failure to make, file, give or obtain, individually or in the aggregate, would not have a material adverse effect on the ability of Investor or any of its Affiliates to perform its obligations under this Agreement and the other Transaction Agreements to which it or any such Affiliate is a party.

          (b) Investor and each of its Affiliates has made, filed, given or obtained all Authorizations and has been given or obtained all consents, approvals or waivers of any other Persons necessary for Investor or such Affiliate to perform its obligations under this Agreement and the Transaction Agreements at or prior to the Closing, and no further Authorizations or consents, approvals or waivers of any other Persons are required of Investor or any such Affiliate to perform its obligations under this Agreement and the Transaction Agreements at or prior to the Closing.

          4.4 Investment Intent. Investor is acquiring the CEI, and will be acquiring the Common Stock upon exercise of the CEI for its own account and with no present intention of distributing or selling the CEI or Common Stock received upon conversion or exercise of any thereof, in violation of the Securities Act or

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any applicable state securities law. Investor will not sell or otherwise dispose of the CEI. Investor will not sell or otherwise dispose of shares of Common Stock received upon exercise of the CEI, unless such sale or other disposition has been registered or is exempt from registration under the Securities Act and has been registered or qualified or is exempt from registration or qualification under applicable state securities laws. Investor understands that the CEI has not been registered under the Securities Act by reason of its contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof including Rule 506 of Regulation D, and that the reliance of the Company on this exemption is predicated in part on these representations and warranties of Investor.

          4.5 Accredited Investor Status. Investor is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investments to be made by it hereunder.

          4.6 Authorization of Agreements. (a) This Agreement and each of the other Transaction Agreements to which Investor or any of its Affiliates is a party and the consummation of the Transactions have been approved by all requisite action of the members of Investor (no other action, including, without limitation, action of any managers of Investor, being necessary) and by each other Affiliate of Investor who is a party thereto.

          (b) This Agreement has been and, when executed, each of the other Transaction Agreements to which Investor or any of its Affiliates is a party will have been, duly executed and delivered by an authorized member of Investor and by each other Affiliate of Investor and constitutes a valid and binding agreement of Investor or of such Affiliate, enforceable against Investor or such Affiliate of Investor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

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          4.7 Brokers and Finders. Neither Investor nor any of its Affiliates has employed any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement, and no such Person would be entitled, pursuant to the terms of any agreement or arrangement with Investor or any of its Affiliates, to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

          4.8 Acquisition of Voting Securities. Except as expressly provided in the Transaction Documents or as set forth in the Company SEC Reports, neither Investor nor any of its Affiliates are parties to any agreement or arrangement (a) that gives any of them or entitles any of them to acquire "beneficial ownership" (as that term is defined under Rule 13d-3 under the Exchange Act) of any securities of the Company that are entitled to vote in the election of Directors or (b) with respect to corporate governance matters concerning the Company or its Subsidiaries (including, without limitation, the exercise or failure to exercise voting rights with respect to any Voting Securities).

          4.9 Access to Information. Individual is a member of the Board and is a member of its Operations Committee.

          4.10 Access to Funds. Investor currently hold funds, or is reasonably assured that it will have access to funds pursuant to existing committed financing sources (the availability of which is not subject to any material condition or contingency), in amounts sufficient to permit Investor to perform its obligations under this Agreement and the other Transaction Agreements.

          Article 5.  Certain Covenants.

          5.1 Public Announcements. Except as required by Law, the exercise of fiduciary duty, or the policies or rules of any stock exchange (or the NASDAQ-NM) on which the Company's securities are listed, prior to the Closing Date, the form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement or any other Transaction Agreement, and the method of their release, or publication thereof by any of the parties hereto or their

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respective Affiliates, shall be subject to the prior approval of each of the parties hereto, which approval shall not be unreasonably withheld or delayed. To the extent reasonably requested by any party hereto, following the Closing Date each party and its Affiliates will consult with and provide reasonable cooperation to the other parties in connection with the issuance of further press releases or other public documents describing the Transactions.

          5.2 Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of each of the Transaction Agreements to which it or any of its Affiliates is a party and the transactions contemplated thereby. Without limiting the generality of the preceding sentence, the Company and the Investor shall not (and shall not permit their Affiliates to) take any action or actions at or prior to the Closing that would (a) cause or reasonably be expected to cause any Authorization or any consent, approval or waiver of any other Person that has been made, filed, given or obtained in connection with the Transactions to be withdrawn or terminated or to otherwise cease to be effective, (b) require any additional Authorization or any additional consent, approval or waiver of any other Person to be made, filed, given or obtained in connection with the Transactions or (c) cause any financing sources contemplated by Section 4.10 to be unavailable or cause the availability of the funding thereunder to be subject to any material condition or contingency.

          5.3 Cooperation. The Company and Investor each agree to (and to cause their Affiliates to) cooperate with the other to consummate the Transactions.

           Article 6.  Investor Loan Commitment.

          6.1 Lending Commitment. (a) Investor commits to enter into a loan facility (the "Loan Facility") with a Subsidiary of the Company providing for principal advances of up to $50,000,000 (the "Commitment Amount"). The terms and conditions of the loan facility will parallel the terms and conditions of the Motorola Trance E Senior Secured Loan facility in a principal amount up to $200,000,000 and will rank pari passu with such facility. The terms will be consistent with the Term Sheet for Debt Financing,

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dated as of March 26, 1997, between the Company and Motorola filed as Exhibit
10.36 to the Company report on Form 10-K for the fiscal year ended December 31, 1996, as the same may be amended, from time to time, by the Company and Motorola, and this Agreement.

          (b) On the date of the first borrowing pursuant to the Loan Facility, the Company will issue to Investor warrants to purchase up to 250,000 shares of Common Stock at an exercise price equal to the average closing price for a share of Common Stock on the NASDAQ-NM during the twenty (20) trading days immediately preceding the date of the first borrowing pursuant to the Loan Facility. Such warrants shall contain other customary terms and shall be exercisable from the date on which the first borrowing pursuant to the Loan Facility occurs until the fifth anniversary of such date.

          6.2 Reduction in Commitment. The Commitment Amount is to be reduced by $20 for every $100 of Qualifying Equity Proceeds received by the Company after the date hereof and before the Company has drawn down the Commitment Amount. "Qualifying Equity Proceeds" means cash received by the Company upon issuance of equity securities but does not include (i) amounts received as a result of the exercise of the "First Option," or the "Second Option," "Third Option" or "Incentive Option" (as those terms are defined in the Securities Purchase Agreement), (ii) amounts received in connection with the purchase (but not the exercise) of the New Options, or (iii) amounts received as a result of the exercise of options to purchase up to 3 million shares of Common Stock originally issued to Motorola in connection with equipment purchase and financing arrangements entered into in 1991 between the Company and Motorola.

          6.3 Deemed Waiver For Investor. Investor, its Affiliates and the Directors elected by Investor to the Board (acting as members of the Board as a whole or on its committees) may be required to act to satisfy or to take action that will bring about the satisfaction of one or more conditions to the Motorola Tranche E Senior Secured Financing or the financing described in
Section 6.1(a). If any condition to the financing described in Section 6.1(a) has not been satisfied, in whole or in part, because of any action or inaction by Investor, by any of its Affiliates or by any Director elected by Investor, that condition (by such action or inaction) shall be deemed waived by

CLCORP01 Doc:230313_4                  17

Investor. If any waiver occurs under this Section 6.3, Investor must fund its financing commitment despite the failure of the conditions, and Investor cannot raise the condition as the basis for any claim under this Agreement, under the financing contemplated by Section 6.1(a) or for any other purpose whatsoever nor can Investor seek any remedy for the failure.

          6.4 Further Documents. As promptly as practicable after the execution of loan documents evidencing the Motorola Tranche E Senior Secured Loan, the Company and Investor will each execute and deliver loan documents to effectuate Investor's commitment made in Section 6.1, together with such other agreements and documents as are, in the reasonable judgment of either party, necessary to carry out the intent of this Article 6.

          Article 7.  Amendment to Securities Purchase Agreement.

          7.1 End of Lock-Up Period. Effective upon the Closing, the Securities Purchase Agreement is amended to delete Section 8.3(g). From and after the Closing, Section 8.3(g) is void and has no further force or effect.

          7.2 No Transfer of CEI. Effective upon the Closing, Section 8.3(f) of the Securities Purchase Agreement is amended to add the CEI to the list of Company securities owned by Investor that are subject to restriction on Transfer by deleting the word "or" before item (D) and adding, before the word except: "or (E) the Contingent Equity Instrument issued under the Option Exercise and Lending Commitment Agreement dated June 16, 1997".

          Article 8.  Definitions.

          8.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:

          "Action" means any action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

          "Affiliate" means, as to any Person, another Person that directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person. For the purposes of this definition, "Control" when

CLCORP01 Doc:230313_4                  18
used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; the terms "Controlling" and "Controlled" have meanings correlative to the foregoing; provided, that the Company and Investor shall not be deemed to be direct or indirect Affiliates of each other.

          "Agreement" -- See Preamble.

          "Audited Statements" has the meaning set forth in Section 3.5(c).

          "Authorization" means any consent, approval or authorization of, expiration or termination of any waiting period requirement (including pursuant to the HSR Act) of, or filing, registration, qualification, declaration or designation with or by, any Governmental Authority.

          "Basic Representations" means the representations and warranties made by the Company pursuant to Sections 3.1(a), 3.2, 3.5(c), 3.6(c) and 3.8.

          "Beneficial Owner" with respect to any securities means that a Person has "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act.

          "Board" means the Board of Directors of the Company.

          "Business Condition" means the business, properties, operations and financial condition of a specified corporation or division or area of operations.

          "Business Day" means any day on which there is trading on the New York Stock Exchange.

          "CEI" has the meaning set forth in Section 1.3.

          "Closing" has the meaning set forth in Section 1.5.

          "Closing Date" means the date on which the Closing occurs as provided in Section 1.5.

CLCORP01 Doc:230313_4                  19

          "Commitment Amount" has the meaning set forth in Section 6.1.

          "Common Stock" means the Class A (Voting) Common Stock, par value $.001 per share, of the Company.

          "Company" means Nextel Communications, Inc.

          "Company Disclosure Statement" means the disclosure statement dated the date of this Agreement delivered by the Company to Investor.

          "Company Financial Statements" has the meaning set forth in Section 3.5(c).

          "Company SEC Reports" has the meaning set forth in Section 3.5(a).

          "Consent Solicitation Materials" has the meaning set forth in Section 2.2(c).

          "Directors" means any and all of the duly elected members of the Board.

          "Encumbrance" means any lien, claim, charge, security interest, option, mortgage, pledge or other legal or equitable encumbrance, excluding any such encumbrance arising under or pursuant to federal or state securities laws.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Notice" has the meaning set forth in Section 1.4(a).

          "FCC" means the Federal Communications Commission.

          "First Option" has the meaning set forth in Section 1.1.

          "Governmental Authority" means any governmental or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative

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dispute resolution body, in each case whether domestic or foreign, federal, state or local.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the rules promulgated thereunder.

          "Indentures" means the Indenture dated as of August 15, 1993, between the Company and The Bank of New York, as Trustee (the "Trustee"), as amended, relating to the Senior Redeemable Discount Notes due 2003 (the "Nextel 2003 Notes"); the Indenture dated as of February 15, 1994 between the Company and the Trustee, as amended, relating to the Senior Redeemable Discount Notes due 2004 (the "Nextel 2004 Notes"); the Indenture dated as of December 22, 1993 between the Company (as successor by merger to Dial Call Communications, Inc.), and the Trustee, as amended, relating to the Senior Redeemable Discount Notes due 2005 (the "Nextel/Dial Call 2005 Notes"); the Indenture dated as of April 25, 1994 between the Company (as successor by merger to Dial Call Communications, Inc.) and the Trustee, as amended, relating to the Senior Redeemable Discount Notes due 2004 (the "Nextel/Dial Call 2004 Notes"); and the Indenture dated as of January 13,, 1994, between the Company (as successor by merger to OneComm Corporation (f/k/a CenCall Communications Corp.)) and the Trustee, as amended, relating to the Senior Redeemable Discount Notes due 2004 (the "Nextel/CenCall Notes").

          "Individual" has the meaning set forth in the Recital D.

          "Investor" has the meaning set forth in the Preamble.

          "Investor Disclosure Statement" means the disclosure statement dated the date of this Agreement delivered by Investor to the Company.

          "Law" means any domestic or foreign, federal, state or local, law, statute, ordinance, rule or regulation.

          "Motorola" has the meaning set forth in Section 2.1(b).

          "NASD" means the National Association of Securities Dealers, Inc.

CLCORP01 Doc:230313_4                  21

          "NASDAQ-NM" means the Nasdaq Stock Market National Market.

          "New Options" has the meaning set forth in Recital D.

          "Noteholder Consents" has the meaning set forth in Section 22(c).

          "Notes" means the Nextel 2003 Notes, the Nextel 2004 Notes, the Nextel/Dial Call 2005 Notes, the Nextel/Dial Call 2004 Notes and the Nextel/CenCall Notes.

          "Option Acquisition" has the meaning set forth in Recital D.

          "Option Purchase Agreement" has the meaning set forth in Recital D.

          "Order" means any judgment, order, injunction, decree, stipulation or award entered or rendered by any Governmental Authority.

          "Permitted Assumptions" has the meaning set forth in Section 3.9.

          "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature or a group, including without limitation any pension, profit sharing or other benefit plan or trust.

          "Qualifying Equity Proceeds" has the meaning set forth in Section
6.2.

          "Requirement of Law" means as to any Person, any law, rule, regulation, order, judgment, decree or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

          "SEC" means the Securities and Exchange Commission.

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          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of April 4, 1995, by and among the Company, Investor and Individual, as amended.

          "Subsidiary" means as to any Person, any other Person of which at least 50% of the equity interests are owned, directly or indirectly by such first Person.

          "Transaction Agreements" means this Agreement, the CEI and the loan agreement and other agreements and instruments contemplated by Section 6.4.

          "Transactions" means the transactions contemplated by the Transaction Agreements.

          "Transfer" means (i) to sell, exchange, pledge or otherwise transfer any interest in, and (ii) a sale, exchange, pledge or other transfer of any interest in.

          8.2  Other Definitional Provisions.

          (a) All terms defined in this Agreement have the defined meanings when used in any certificate, report or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

          (b) Terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

          (c) As used herein, the neuter gender also denotes the masculine and feminine, and the masculine gender also denotes the neuter and feminine, where the context so permits.

          (d) The words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (e) The words "include," "including" and "or" mean without limitation by reason of enumeration.

CLCORP01 Doc:230313_4                  23

          Article 9.  Miscellaneous.

          9.1 Notices. All notices, demands, requests, certificates or other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (i) hand delivered, (ii) sent by facsimile transmission or by tested or otherwise authenticated telex or cable, (iii) one day after sent by commercial courier guaranteeing next Business Day delivery or
(iv) five days after posting in the United States mail having been sent by registered or certified mail return receipt requested, addressed as follows:

                  (i)      if to the Company:

                           Nextel Communications, Inc.
                           1505 Farm Credit Drive
                           McLean, VA  22102
                           Attention:  Thomas J. Sidman, General Counsel
                           Telecopier:  (703) 394-3496

                           with a copy to:

                           Jones, Day, Reavis & Pogue
                           North Point
                           901 Lakeside Avenue
                           Cleveland, Ohio  44114
                           Attention:  Jeanne M. Rickert, Esq.
                           Telecopier:  (216) 579-0212

                (ii)       if to Individual or Investor:

                           Digital Radio, L.L.C.
                           2320 Carillon Point
                           Kirkland, WA 94104-2675
                           Attention:  Dennis Weibling, Esq.
                           Telecopier:  (206) 828-8060

                           with a copy to:

                           C. James Judson, Esq.
                           Digital Radio, L.L.C.
                           2320 Carillon Point
                           Kirkland, WA 94104-2675
                           Telecopier:  (206) 828-8060


CLCORP01 Doc:230313_4                  24
                           and

                           Jay D. Hull, Esq.
                           Davis Wright Tremaine LLP
                           1300 S. W. Fifth Avenue
                           Suite 2300
                           Portland, OR  96201
                           Telecopier:  (503) 778-5299

Any communication delivered after business hours or on a Saturday, Sunday or legal holiday at the place designated in such delivery shall be deemed for purposes of computing any time period hereunder to have been delivered on the next Business Day.

          9.2 Expenses. Each party shall bear its own expenses, including the fees and expenses of any attorneys, accountants, investment bankers, brokers, finders or other intermediaries or other Persons engaged by Investor or the Company, incurred in connection with this Agreement or the other agreements contemplated hereby.

          9.3 Benefits; Assignment. The provisions of this Agreement are binding upon, and inure to the benefit of, Investor and the Company and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Investor and the Company any rights, remedies or obligations under or by reason of this Agreement. None of the rights or obligations of the Company or Investor hereunder may be assigned to any other Person under any circumstances.

          9.4 Entire Agreement; Amendment and Waiver. This Agreement (which includes the Exhibits and Annexes hereto, the Company Disclosure Statement and the Investor Disclosure Statement), and the other Transaction Agreements to which either Investor or any of its Affiliates or the Company is a party constitute the entire agreement between Investor and the Company with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, between Investor and the Company with respect to the subject matter hereof and thereof including, without limitation the Memorandum of Understanding dated as of April 10, 1997. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by each of the parties

CLCORP01 Doc:230313_4                  25
hereto, and none of the Transaction Agreements to which the Company is a party may be amended, supplemented or otherwise modified except by an instrument in writing signed by the Company and each other party thereto, provided that any amendment, supplement or other modification of this Agreement or at any of such other Transaction Agreements which would adversely affect the rights of the Company or any benefit to the Company hereunder or thereunder shall require the approval of a majority of the Directors of the Company who are not elected by the Investor. Except as stated in Section 6.3, no waiver by either party hereto of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by such party. Except for waivers effected under Section 6.3, any waiver by either party hereto of a breach of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          9.5 Headings. The headings in this Agreement are for convenience only and are not to affect its meaning.

          9.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

          9.7 Remedies. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party does not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          9.8 Severability. In the event that any provision of this Agreement is deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions are not to be in any way be affected or impaired thereby.

          9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and it is not necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          9.10 Communications Act. Nothing in this Agreement is intended or is to be construed to diminish or affect the control

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of the Company or any of its Subsidiaries over any FCC licenses held by the Company or such Subsidiary in any manner prohibited by the Communications Act or the rules and regulations issued by the FCC.

          9.11 Survival. Any claim for losses or damages resulting from or arising out of any inaccuracy or breach of any representation and warranty herein must be asserted in writing before December 31, 1998. All covenants and agreements, to the extent remaining to be performed after the Closing Date, survive the Closing Date.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    NEXTEL COMMUNICATIONS, INC.


                                    By: /s/Steven M. Shindler
                                        Name:  Steven M. Shindler
                                        Title: Vice President


                                     DIGITAL RADIO, L.L.C.


                                     By: /s/C. James Judson
                                         Name:   C. James Judson
                                         Title:  Vice President,
                                                 Eagle River Investments, LLC
                                                 It's Manager

CLCORP01 Doc: 230313_4                27

EXHIBITS

Exhibit A             Calculation of Shares Issuable Pursuant to CEI

Exhibit B             Contingent Equity Instrument




CLCORP01 Doc: 230313_4

                              EXHIBIT A



          This Contingent Exercise Instrument ("CEI") will be issued to be exchangeable for a number ("N") of shares of Nextel Common Stock determined in accordance with the following formula:

          (a)  if X is $14.00 or less, N equals 1,607,143 shares;

          (b)  if X is $15.50 or more, N equals zero shares; and

          (c) in any other case, N equals the number of shares resulting from the equation [D multiplied by 15,000,000], divided by X.,

where X is the average closing price for a share of Nextel Common Stock on the NASD-National Market during the 20 trading days immediately preceding the date of the Closing (as defined in Section 1.5), and D is the result of subtracting X from $15.50. By way of example, if X is $14.50, then N (determined in accordance with clause (c) above) would be 1,034,482 shares (rounded up to the nearest whole share), i.e., 1.00 times
15,000,000 = 15,000,000  divided by 14.50 = 1,034,482.76.






CLCORP01 Doc: 230313_4

                                                                   EXHIBIT B


                      CONTINGENT EQUITY INSTRUMENT

                              by and between

                          Digital Radio, L.L.C.

                                  and

                        Nextel Communications, Inc.

                         Dated as of June 16, 1997

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR SUCH LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.


          THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND VOTING AS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT, DATED AS OF APRIL 4, 1995, AS AMENDED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. ANY REGISTRATION OF TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY WILL BE SUBJECT TO COMPLIANCE WITH SUCH RESTRICTIONS.


                          CONTINGENT EQUITY INSTRUMENT

          This CONTINGENT EQUITY INSTRUMENT (the "CEI") is dated as of June 16, 1997, by and between Nextel Communications, Inc., a Delaware corporation (the "Company") and Digital Radio, L.L.C., a Washington limited liability company ("Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Commitment Agreement (as defined below).

                                   RECITALS

          The Company and Buyer have entered into an Option Exercise and Lending Commitment Agreement dated as of June 16, 1997 (the "Commitment Agreement") pursuant to which, among other things, Seller agreed to sell, and Buyer agreed to purchase this CEI, which, under certain circumstances, entitles Buyer to acquire shares of the Company's Class A Common Stock, par value $.001 per share (the "Common Stock"), on the terms set forth in this CEI.

                                    AGREEMENT

          NOW, THEREFORE, for the consideration set forth in the Commitment Agreement, $1,610.00 paid to the Company upon the execution and delivery of this CEI, and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Company agrees with Buyer as follows:

          1. GRANT OF CEI.

          1.1 Grant. The Company hereby grants to Buyer this CEI, exercisable as provided herein in whole or in part at any time and from time to time during the period from (A) the date that Investor has paid the exercise price and exercised, in full, the Investor's First Option, through (B) 6:00 p.m., local time in New York, New York, on July 28, 1999 (the "Exercise Period") to acquire the number of shares of Common Stock determined at the Closing in accordance with Section 1.3 of the Commitment Agreement (as set forth in the instrument executed pursuant to Section 1.5(a)(ii) of the Commitment Agreement which is or shall be attached to this CEI (as such number may be adjusted pursuant to Section 2 hereof, the "CEI Shares")). No additional payment or other consideration is to be paid or given upon exercise of the CEI. Buyer and its permitted successors and assigns are hereinafter referred to as "Holder."

          1.2 Shares To Be Issued; Reservation of Shares. The Company covenants and agrees that all CEI Shares will, upon issuance, be duly authorized, validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof, except as otherwise provided in the Commitment Agreement. The Company further covenants and agrees that it will from time to time take all actions required to assure that the aggregate par value of the Common Stock issuable upon exercise of this CEI is at all times equal to or less than $1610. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved sufficient shares of Common Stock to provide for the exercise of this CEI in full.

          2.  ADJUSTMENTS TO CEI RIGHTS.  ADJUSTMENTS TO OPTION RIGHTS.

          2.1 Stock Combinations. If the Company combines all of the outstanding Common Stock proportionately into a smaller number of shares, the number of CEI Shares issuable to the Holder

cei.doc
upon exercise of this CEI will be proportionately decreased, as of the effective date of such combination.

          2.2 Reorganizations. If any of the following transactions (each, a "Special Transaction") becomes effective: (i) a capital reorganization or reclassification of the capital stock of the Company, (ii) a consolidation or merger of the Company with another entity or (iii) a sale or conveyance of all or substantially all of the Company's assets, then, as a condition of any such Special Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to acquire and receive, at any time after the consummation of such transaction until the expiration of the Exercise Period, upon the basis and upon the terms and conditions specified herein, and in lieu of the CEI Shares immediately theretofore issuable upon exercise of this CEI, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of CEI Shares immediately theretofore issuable upon exercise in full of this CEI had such Special Transaction not taken place (pro rated in the case of any partial exercises). In connection with any Special Transaction, appropriate provision will be made with respect to the rights and interests of the Holder to the end that the provisions of this CEI (including without limitation provisions for adjustment of the Exercise Price and the number of CEI Shares issuable upon the exercise of the CEI), will thereafter be applicable, as nearly as may be, to any shares of stock, other securities, cash or other assets thereafter deliverable upon the exercise of this CEI. The Company will not effect any Special Transaction unless prior to or simultaneously with the closing the successor entity (if other than the Company), if any, resulting from such consolidation or merger or the entity acquiring such assets assumes by a written instrument executed and mailed by certified mail or delivered to the Holder (which instrument shall be in form and substance reasonably satisfactory to Holder) at the address of the Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver to such Holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such Holder has rights to acquire.

          2.3 Adjustment Upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, stock splits, recapitalizations, reclassifications or

cei.doc
the like, the type and number of CEI Shares issuable upon exercise of this CEI will be adjusted appropriately, immediately upon such change. No such adjustment will be made on account of any dividend payable other than in stock of the Company.

          2.4 Notice. Whenever this CEI or the CEI Shares is to be adjusted as provided herein or a dividend or distribution (in cash, stock or otherwise and including, without limitation, any liquidating distributions) is to be declared by the Company, or a Special Transaction is deemed by the Company to be substantially certain to occur (other than a Special Transaction in which the Company is the surviving entity and which would not require the execution of a written instrument pursuant to Section 2.2 above), the Company will forthwith cause to be sent to the Holder at the last address of the Holder shown on the books of the Company, by first-class mail, postage prepaid, at least ten (10) days prior to the record date specified in (A) below or at least twenty (20) days before the date specified in (B) below, a notice stating in reasonable detail the facts requiring such adjustment and the calculation thereof, if applicable, and stating (if applicable):

               (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined (provided, that in the event the Company institutes a policy of declaring cash dividends on a periodic basis, the Company need only provide the relevant information called for in this clause (A) with respect to the first cash dividend payment to be made pursuant to such policy and thereafter provide only notice of any changes in the amount or the frequency of any subsequent dividend payments), or

               (B) the date on which a Special Transaction is expected to become effective, and the date as of which it is expected that holders of Common Stock of record are entitled to exchange their shares of Common Stock for securities or other property deliverable upon consummation of the Special Transaction.

          2.5 Fractional Interests. This CEI may be exercised only for a whole number of shares of Common Stock, other than any fraction of a share of Common Stock which would result upon this CEI being exercised in full; provided, however that the Company is not required to issue fractions of shares of Common Stock on the exercise in full of this CEI. If any fraction of a share of

cei.doc

     Common Stock would, except for the provisions of this Section 2.5, be issuable upon the exercise in full of this CEI, the Company may (in lieu of issuing such fractional share) either (A) purchase such fraction for an amount in cash equal to the current value of such fraction, computed (i) if the Common Stock is listed or admitted to unlisted trading privileges on the NASDAQ National Market System or any securities exchange, on the basis of the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise upon which such a sale shall have been effected (or, if the Common Stock shall be listed or admitted to unlisted trading privileges on more than one such exchange, on the basis of such price on the exchange designated from time to time for such purpose by the Board of Directors of the Company) or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges, on the basis of the last bid price, or if there is no reported last bid, the average of the bid prices, for the Common Stock on the last business day prior to the date of exercise, as reported by the National Association of Securities Dealers Automated Quotation System or any successor thereto, or, if such computations cannot be made as aforesaid, as the Board of Directors of the Company may in good faith determine or (B) issue a number of whole shares determined by rounding up to the nearest whole share.

          3.  EXERCISE.

          3.1 Exercise of this CEI. Subject to compliance with federal and state securities laws and to Section 1.1, the Holder may exercise this CEI, in whole or in part, at any time during the Exercise Period by surrendering this CEI, with the form of exercise notice attached hereto as Exhibit "A" duly executed by Holder. Upon any partial exercise of this CEI, the Company, at its expense, will forthwith issue to the Holder for this CEI a replacement CEI identical in all respects to this CEI, except that the number of CEI Shares shall be reduced accordingly.

          3.2 Issuance of CEI Shares. The CEI Shares acquired will be issued to the Holder exercising this CEI as of the close of business on the date on which all actions required to be taken by Holder, pursuant to Section 3.1, have been taken. Certificates for the CEI Shares so purchased will be delivered to the Holder within a reasonable time, not exceeding ten (10) days after this CEI is surrendered.

cei.doc

          4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws or through reorganization, reclassification, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this CEI, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this CEI above the Exercise Price, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this CEI. In the event of actions, other than those specified herein, affecting adversely the rights of the Holder, the Board of Directors of the Company will make such adjustments as shall be equitable in the circumstances to preserve for Holder the benefits of this CEI.

          5. RIGHTS OF HOLDER. Holder is not, solely by virtue of this CEI and prior to the issuance of the CEI Shares upon due exercise thereof, entitled to any rights of a stockholder in the Company.

          6. TRANSFERABILITY. Holder may not sell, assign, transfer or otherwise dispose of this CEI, except in accordance with the terms of the
Commitment Agreement. Subject to compliance with federal and state securities laws and with the Commitment Agreement, if applicable, the Holder may sell, assign, transfer or otherwise dispose of any CEI Shares acquired upon any exercise hereof at any time and from time to time.

          7. LEGEND ON CEI SHARES. Certificates evidencing the CEI Shares will bear the following legend: "THE SECURITIES REPRESENTED BY THIS
CERTIFICATE OR INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR SUCH LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER." Such certificates will also be legended as appropriate to reflect any and all

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restrictions on transfer of such CEI Shares that are contained in the Commitment Agreement.

          8.  MISCELLANEOUS.

          8.1 Amendments. The parties may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this CEI or changing in any manner the rights of either of the parties hereunder. No amendment, supplement or modification will be binding on either party unless made in writing and signed by a duly authorized representative of each party and effected in compliance with Section 9.4 of the Commitment Agreement, if applicable.

          8.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective must be in writing and, unless otherwise expressly provided herein, are deemed to have been duly given or made when delivered by hand or by courier, or by certified mail, or, when transmitted by facsimile and a confirmation of transmission printed by sender's facsimile machine. A copy of any notice given by facsimile also must be mailed, postage prepaid, to the addressee. Notices to the respective parties hereto must be addressed as follows:

          (i)         If to the Company:

                      Nextel Communications, Inc.
                      1505 Farm Credit Drive
                      McLean, Virginia  22102
                      Attention: Thomas J. Sidman,
                      Vice President and General Counsel
                      Telecopier:  (703) 394-3496

                      with a copy to:

                      Jeanne M. Rickert, Esq.
                      Jones, Day, Reavis & Pogue
                      North Point
                      901 Lakeside Avenue
                      Cleveland, OH 44114
                      Telecopier:  (216) 579-0212

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                                                                           8
          (ii)        If to the Buyer:

                      Digital Radio, L.L.C.
                      2320 Carillon Point
                      Kirkland, WA 94104-2675
                      Attention: Dennis Weibling
                      Telecopier: (201) 828-8060

                      with a copy to:

                      C. James Judson, Esq.
                      Digital Radio, L.L.C.
                      2320 Carillon Point
                      Kirkland, WA 94104-2675
                      Telecopier: (206) 828-8060

                      and

                      Jay D. Hull, Esq.
                      Davis Wright  Tremaine LLP
                      1300 S. W. Fifth Avenue
                      Suite 2300
                      Portland, OR  96201
                      Telecopier:  (503) 778-5299


Any party may alter the address to which communications or copies are to be sent by giving notice of the change of address under this Section 8.2.

          8.3 Waiver By Consent. The Holder may execute and deliver to the Company a written instrument waiving, on such terms and conditions as the Holder may specify in such instrument, any of the requirements of this CEI otherwise imposed on the Company.

          8.4 No Implied Waiver; Rights Are Cumulative. The failure to exercise or the delay in exercising by either party of any right, remedy, power or privilege under this CEI, will not operate as a waiver thereof. The single or partial exercise of any right, remedy, power or privilege under this CEI will not preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

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          8.5 Governing Law. This CEI and rights and obligations of the parties hereuder are governed by, construed and interpreted in accordance with the laws of the State of Delaware applicable to agreements executed by residents of that state, and fully to be performed, in that state.

          8.6 Severability. If any provision of this CEI is found to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but is to be deemed separable from and is not to invalidate any other provision of this CEI.

          8.7 Captions. Captions to the various paragraphs of this Agreement are provided for convenience only and are not to be used to construe the provisions of this CEI.

          8.8 Entire Agreement. This CEI and the Commitment Agreement constitute the entire understanding of the parties with respect to the subject matter of this CEI and supersedes all prior discussions, agreements and representations, whether oral or written, concerning the subject matter hereof and whether or not executed by Buyer and the Company.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   DIGITAL RADIO, L.L.C.


                                    By:
                                    Name:
                                    Title:





                                    NEXTEL COMMUNICATIONS, INC.


                                    By:
                                    Name:
                                    Title:

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                                EXHIBIT "A"

                  [To be signed only upon exercise of CEI]

To Nextel Communications, Inc.:

     The undersigned, the Holder of the within CEI, hereby irrevocably elects to exercise the purchase right represented by such CEI for, and to purchase
thereunder,                 shares  of  the  Class  A  Common  Stock  of  Nextel
Communications,  Inc.  and  requests  that the  certificates  for such shares be
issued in the name of, and be  delivered  to,               whose  address is
                                     .

Dated:


                            (Signature must conform in all respects to name of Holder as specified on the face of the CEI)


                             Address